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                                                                    EXHIBIT 10.3

                                SERVICE AGREEMENT



                                   dated as of

                                      among

                             [ PTK Company ] - Owner

                                        A

                                       and

                                  B , As Agent



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         Service Agreement ("Agreement") effective as of among [PTK Company]
("Owner"), A and B ("Agent"), as agent of A .

         WHEREAS, Owner is currently engaged in the construction, development, operation and management of a cable communications system (the "System") within the city of C and the surrounding area in the Republic of Poland;

         WHEREAS, A , through Agent, and otherwise, has available and has access to financial, administrative, technical, managerial, supervisory, architectural, operational, programming, marketing, sales and promotional, personnel, computer analysts, and other professional and experienced personnel knowledgeable in the construction, development, operation and management of cable facilities, including cable communications systems;

         WHEREAS, Owner has experienced logistical and economic constraints in obtaining and maintaining the necessary supply of qualified personnel, materials and other services and products required to achieve its business goals without the assistance of an intermediary outside the Republic of Poland, and desires to engage the services of A , and Agent on a non-exclusive basis to more efficiently and economically conduct its business;

         WHEREAS, Owner desires to engage A to perform, or cause to be performed, certain services on a non-exclusive basis, and A desires to perform, or will cause to be performed, said services, in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual premises and covenants hereinafter set forth, the parties agree with each other as follows:


                                    ARTICLE 1
                                   THE PARTIES

Section 1.1 Description of the Parties.

         (a)       Owner is a

         (b)        A  is a

         (c)      Agent is a


                                    ARTICLE 2
                                   THE SYSTEM

Section 2.1 The-Business of the Owner.

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         The existing business of the Owner is to acquire, construct, own and operate cable television systems to service the city of C and surrounding areas in the Republic of Poland. The business of the Owner includes the construction and development and promotion of the System in the Republic of Poland, the purchase of equipment, supplies, and other goods and materials for the System, the evaluation and acquisition of cable television systems, the operation and maintenance of the Systems and managing personnel needed to carry out its business goals and objectives and all other functions relating to the successful operation of a cable television system. The activities as described in this Section are referred to below as the "Business of the Owner".


                                    ARTICLE 3
                             SERVICES/FEES/EXPENSES

Section 3.1 Agency Services/Fees/Expenses.

         (a) Agency Services: A shall (or may cause its Agent or affiliates, in its sole discretion, to) provide services to and at the request of Owner relating to technical, managerial, supervisory, purchasing, operational, financial and administrative functions ("Agency Services"), as follows:

                  (i) A shall engage (or cause to be engaged) personnel for the benefit of and on behalf of Owner as A shall deem necessary and as requested by Owner to perform the Agency Services. Such personnel, whether located in Poland, the United States, or elsewhere, shall be engaged substantially full-time in providing such services. All reasonable out-of-pocket costs and expenses incurred by A (or Agent or affiliates) relating to these personnel (including, without limitation, salaries, social security, insurance and other benefits, housing allowances, travel and entertainment expenses and any other related and sundry costs) (collectively "Personnel Costs") shall be reimbursed by Owner pursuant to this Section;

                  (ii) With the consent of Owner, A shall purchase (or may cause to be purchased) from unaffiliated third parties, as A shall deem necessary, any equipment, supplies or other goods or materials to be used or useful for the Business of Owner. Upon receipt of consideration for such purchases from Owner, title to the foregoing shall be in Owner. All reasonable out-of-pocket costs and expenses of unaffiliated third parties incurred by A or Agent or affiliates) relating to these purchases (including without limitation, any and all transportation, freight, shipping, import taxes, other taxes, fees, insurance and brokerage fees) (collectively "Purchasing Costs") shall be reimbursed by Owner pursuant to this Section;

                  (iii) A shall, at Owner's request, supervise the

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payment of, or at A 's election pay, any operating expenses relating to the
Business of the Owner ("Operating Expenses"). Expenses incurred by A or Agent in accordance with this Subsection shall be reimbursed in full (with interest, if applicable) by Owner pursuant to this Section;

                  (iv) A shall be entitled to reimbursement for all reasonable out-of-pocket costs and expenses charged by unaffiliated third parties and incurred by A or Agent or any of its affiliates on behalf of Owner in connection with providing the Agency Services in accordance with this Agreement, including without limitation, travel, lodging, entertainment, postage, or telephone costs and expenses.

                  (v) All reimbursements by Owner shall be in the same currency as payments, costs and expenses were made or incurred, unless otherwise agreed to by the parties.

         (b) A shall submit to Owner, within 30 days after each calendar quarter, a statement indicating all payments, costs and expenses made or incurred by A or Agent or affiliate during such calendar quarter and for which A seeks to be reimbursed by Owner (each statement being referred to herein individually as a "Statement" and collectively as "Statements"). Such amounts shall be reimbursed within thirty (30) days of the date such Statement is rendered unless otherwise agreed to by the parties. In no event shall any delay or failure to list any cost or expense on a Statement waive any of A 's rights to reimbursement upon submission of a Statement by A or its Agent setting forth such cost or expense.

         (c) Owner shall be deemed to have conclusively and irrevocably approved any and all payments, costs and expenses made or incurred by A or Agent in accordance with this Agreement (except for any payments, costs and expenses made or incurred resulting from willful misconduct or gross negligence on the part of A or Agent as described in Section 6.2 as it relates to Owner's indemnification obligations set forth in Section 6.2) unless, as to each Statement , written objection is given, as to each payment, cost or expense objected to, within thirty (30) days of Owner's receipt of such Statement, specifying either that
(i) Owner notified A or Agent of its disapproval of such payment, cost or expense prior to its having been made or incurred by WCCI29 A or Agent and setting forth the specific facts regarding such disapproval, or (ii) A or Agent was acting with gross negligence or willful misconduct in making or incurring such payment, cost or expense. If Owner and A or Agent are in disagreement as to right to reimbursement of a particular payment, cost or expense, the provisions of Section 8.2 shall apply.

         (d) Notwithstanding anything herein to the contrary, neither A nor Agent nor any of their affiliates shall have any obligation

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to advance any payments to third parties on behalf of Owner, or make or incur any fees, costs or expenses required to be paid directly by A , Agent or affiliates, and such decision shall be within the sole discretion of A or Agent, and upon making or incurring any such costs and expenses, A (or Agent or affiliates, if applicable) shall be entitled to reimbursement. This Section 3.1(d) shall not apply to the General Services provided below in Section 3.2(a), so long as Owner is not in default under Section 3.2(b) or otherwise in material default under this Agreement. Further, Owner shall continue to have all rights and powers to make, incur and/or pay directly to any creditor any fees, costs or expenses related to its Business or otherwise on its own behalf, including, without limitation, payments and reimbursements made directly to employees of A or its Agent.

         (e) In providing the Services hereunder, A and Agent shall make reasonable efforts to comply with legal requirements actually known to A , or Agent, which are applicable to the System and the conduct of the Business of the Owner. In providing the Services hereunder, A and Agent shall make reasonable efforts to comply with the requirements actually known to A of the insurance companies with which insurance covering the System is carried.


Section 3.2  General Services/Fees/Expenses.

         (a) General Services: At Owner's request, A or Agent or any of its affiliates shall provide, on a non-exclusive basis, general administrative services (other than as described in Section 3.3) to Owner, relating to the use of A 's and its affiliates phone system(s), office machine(s), office space, office supplies, computer services, receptionist and other general office services;

         (b) (i) In consideration for the General Services provided under this Agreement, Owner shall pay A a fee of per calendar quarter, payable in arrears in legal tender of the United States of America, on or before the last day of each March, June, September and December, commencing .

             (ii) Notwithstanding the provision of Section 3.2 (b)(i) above, if Owner is obligated to pay management fees to A pursuant to any applicable management agreement, the fees set forth in Section 3.2(b)(i) are waived for the period such management agreement is in effect.

Section 3.3 Specific Services/Fees/Expenses.

         (a) Specific Services: A shall provide or cause to be provided to Owner, at Owner's request, legal, financial and other professional services, at commercially reasonable rates, for specified activities, which services may be performed by personnel of A or Agent or their affiliates, or by third parties engaged by

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A or Agent on behalf of Owner at A 's or Agent's sole discretion ("Specific
Services").

         (b) All fees, costs and expenses for Specific Services made, rendered, or incurred by A , Agent or any of their affiliates from time to time in accordance with Section 3.3(a), including reasonable out-of-pocket expenses, shall be separately billed and shall be paid or reimbursed by Owner within thirty (30) days of receipt of the bill.

         (c) The provisions of Section 3.1(d) shall apply to this Section.

Section 3.4 Advances/Interest.

          A , Agent or any of their affiliates, may, in accordance with this Agreement but in no event shall A or its Agent have any obligation to, advance funds to or on behalf of Owner or make or incur costs or expenses on behalf of Owner. Any such funds advanced to or on behalf of Owner, or any such costs or expenses or incurred by A , Agent or any of their affiliates on behalf of Owner (individually "Advance", collectively "Advances"), shall bear interest at the Market Interest Rate, as defined hereafter, accruing from and after the date advanced, made or incurred, as applicable, until paid or reimbursed in full. The Market Interest Rate shall be the rate of ten percent (10%) per annum for U.S. dollar denominated advances.


Section 3.5 Documentation.

          A and Agent shall promptly supply to Owner on request all supporting documentation with respect to any payments or reimbursements asserted to be due from Owner hereunder.


                                    ARTICLE 4
                                 THE ENGAGEMENT

Section 4.1 Engagement of A and Agent.

         Owner engages A and Agent, on an non-exclusive basis, to perform the various Services described in Article 3 of the Systems for the term of this Agreement. A and Agent each accepts the engagement and agrees to perform the Services in accordance with this Agreement. The parties acknowledge that, for the purposes of this Agreement, Agent is acting solely on behalf of and as the agent for A in carrying out A 's obligations under the terms of this Agreement and its liability in all respects shall be limited to that status and as otherwise set forth in Article 6 herein.

Section 4.2  Term of Agreement.

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         (a) The term of this Agreement shall commence as of the date of this
Agreement and terminate on .

         (b) The term of this Agreement shall be extended automatically for successive periods of one calendar year unless a party notifies the others on or before January 31 of any calendar year (after the year ) of its desire that the term of this Agreement shall end on December 31 of the same calendar year, and, in that event, this Agreement shall terminate on the December 31 of that calendar year.

Section 4.3 Control and Compliance.

         (a) It is the intention of the parties that the management and operation of the System and the Business of the Owner be in compliance with the pertinent rules, regulations and policies of Polish law. Nothing in this Agreement shall serve, or shall be construed to serve, to prevent or hinder the Owner from retaining and exercising full and complete control over the System and the Business of the Owner, including but not limited to its assets, its policies and practices, its personnel and the advertising and broadcast on the System. In the event that the Polish government indicates to Owner, by formal or informal means, that any term or provision of this Agreement is objectionable under Polish law, the parties shall promptly make reasonable efforts to modify this Agreement to the extent necessary to remove the objection of the Polish government.

         (b) No payments shall be made under this Agreement which require the permission of the National Bank of Poland without the receipt of such permission.


                                    ARTICLE 5
                            AUTHORITY OF A AND AGENT

Section 5.1  Grant of Authority.

          A (together with its Agent or any affiliates acting on its behalf pursuant to this Agreement) is an independent contractor respect to the Agency Services provided in Section 3.1.


                                    ARTICLE 6
                        RELEASE/INDEMNIFICATION/LIABILITY

Section 6.1 Release.

         Owner releases A , Agent, their affiliates, officers, directors, stockholders, employees, partners, joint ventures, successors and assigns, from any loss, liability or damage which may arise as a result of or in connection with:

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         (a) any occurrence to the extent which such loss, liability or damage is covered by fire insurance or any of the perils covered by extended coverage or difference of condition endorsements; and/or

         (b) act or omission of A , Agent, or any of their affiliates, partners, officers, directors, stockholders, employees, partners or joint venturers,successors and assigns other than willful misconduct or gross negligence in the conduct of its duties unless such action shall have been in good faith reliance on the opinion of counsel.

Section 6.2 Indemnification and Liability.

         (a) Owner hereby indemnifies and holds harmless A , Agent, their successors and assigns, their affiliates, officers, directors, stockholders, employees, partners or joint venturers (jointly and severally, "Indemnitee") from and against all claims and liabilities, whether they proceed to judgment or are settled, and from and against all out-of-pocket expenses incurred by the Indemnitee which are payable to any unaffiliated third party in defense of such claims and liabilities, including reasonable attorney's fees, to which the Indemnitee may become subject by reason of providing the Agency Services, General Services, or Specific Services in accordance with this Agreement, including, without limitation: (1) the choice, manner or extent of any Services provided; (2) the entering into contractual relationships of any sort, whether in the name of Indemnitee or Owner, on behalf of the Owner; and (3) the filing or failure to file reports, notices, certificates or accounting required by any law, rule, regulation or agreement of any country, state or other governmental authority; provided, however, that the Indemnitee shall not be indemnified or reimbursed in relation to any matter with respect to which it shall be determined in a final judgment by a court of competent jurisdiction that Indemnitee's action constituted gross negligence or willful misconduct in the conduct of its duties unless such action shall have been determined to be in good faith reliance on the opinion of counsel.

         (b) The rights accruing to the Indemnitee hereunder shall not exclude any other right to which it may be or come to be lawfully entitled, nor shall anything contained herein restrict the right of the Owner to reimburse any Indemnitee, in any lawful cause, even though not specifically provided for herein.

         (c) A and Agent shall not be liable in any respect for any act or omission on the part of A , Agent, or any of their affiliates, partners, officers, directors, stockholders, employees, partners, or joint venturers, unless a final judgment is rendered by a court of competent jurisdiction that such act or failure to act constitutes willful misconduct or gross negligence in the conduct of A 's (or Agent's) duties hereunder unless such action

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shall have been in good faith reliance on the opinion of counsel. In no event shall the officers, directors, stockholders, or employees of A or Agent have any individual liability in any respect for any act or failure to act under the terms of this Agreement.


                                    ARTICLE 7
                          ASSIGNMENT AND SUBORDINATION

Section 7.1 Assignment.

          A or Agent may assign its rights under this Agreement to a parent, affiliate or subsidiary of A or Agent, or as collateral security to any lending institution providing credit to A or Agent.

Section 7.2  Assignment by Owner.

         Owner may assign its rights and interest under this Agreement to any lending or financial institution providing financing to Owner or to a new owner of the System.

Section 7.3 Conditions to Assignment.

         The following shall apply if any party assigns its interest, by law or agreement. No assignment, other than to a lender as collateral security, shall be effective unless and until the assignee assumes in writing or by law (i.e., merger or otherwise) all of the obligations of the assignor under this Agreement. Such assignment shall not relieve the assignor of its obligations under this Agreement.


                                    ARTICLE 8
                              DEFAULTS AND DISPUTES

Section 8.1  Termination for Cause.

         Owner or A or its Agent on its behalf may terminate this Agreement for cause upon delivery of a written notice to the other parties.

         (a) Owner shall have cause for termination if A or Agent shall default in the performance of any material covenant, agreement, term or provision of this Agreement, and the default shall continue for a period of sixty days after written notice to A or Agent from Owner setting forth the specific default, provided however, that if A or Agent commences to cure a default within the 60 day period but is unable to complete the cure within the 60 days despite the exercise of reasonable diligence, A or Agent shall have the right to cure as long as A or its Agent diligently

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prosecutes the cure thereafter.

         (b)       A  or Agent may terminate this Agreement for cause:

                  (i) If the Owner shall default in the performance of any material covenant, agreement, term or provision of this Agreement (other than as contemplated in clause (v) below) and the default shall continue for a period of 60 days after written notice to Owner from A or Agent stating the specific default.

                  (ii) If the System shall be damaged by fire or other casualty and if the Owner fails to commence repairing, restoring, rebuilding or replacing the portion of the System damaged or destroyed within 60 days after the fire or other casualty, or shall fail to complete the work within a reasonable period of time; or

                  (iii) If the license of or franchise for of the System cannot be obtained or renewed, or is at any time suspended, terminated, or revoked; or

                  (iv) If, in the sole discretion of A or its Agent, a material adverse change occurs or exists at any time in the Business, the System, and/or the financial condition of Owner; or

                  (v) If Owner shall fail to make any material payment due hereunder to A or Agent within 30 days after receiving written notice from A or Agent of such failure.

         In the event this Agreement is terminated for cause under one or more of the terms of this section, all fees and payments due to A or its Agent pursuant to this Agreement will remain payable and will be paid by Owner in full.

Section 8.2 Disputes.

         Any dispute arising under this Agreement which Owner, on the one hand, and A or Agent, on the other hand, cannot resolve within a reasonable time shall be resolved by arbitration by a board of three arbitrators in the United States, one to be designated by Owner, one to be designated by A or Agent, and the third to be designated by the first two arbitrators. The board of arbitrators shall adopt procedures for the arbitration and, for this purpose, may adopt some or all of the rules and regulations of the American Arbitration Association. The cost of any arbitration shall be borne as determined by the board of arbitrators. The decision of the board shall be in writing and shall be final and unappealable.


                                    ARTICLE 9
                               GENERAL PROVISIONS
Section 9.1 Notice.

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         Notices given under this Agreement shall be valid only if in writing and properly mailed. A notice shall be properly mailed only if delivered by overnight courier, with signature required, or if mailed by certified or registered mail, if postage is prepaid, and if the notice if properly addressed. A notice to a party shall be properly addressed only if addressed to the address of the party set forth under Section 1 or to any other address the party may designate by giving notice to the other party.

Section 9.2  Interpretation.

         Captions and headings used in this Agreement are for reference only and shall not be considered in connection with the interpretation of any provision of this Agreement.

         A male or female person may be referred to in this Agreement by a neuter pronoun. A provision of this Agreement which requires a party to perform an action shall be construed so as to require the party to perform the action or to cause the action to be performed. The word "include" and variations of the word such as "includes" and "including" shall not be construed as to limit the generality of the statements they follow or precede and the phrase "shall not be limited to" shall be deemed to follow every reference to the word "include" and its variations. The singular includes the plural, and the plural includes the singular. "Any" means "any and all".

         "Notices" includes notices, consents, "approvals" and other communications. This Agreement may not be changed or cancelled orally. No person shall be regarded as a third party beneficiary of this Agreement.

Section 9.3 Status Reports.

         Recognizing that each party may find it necessary, from time to time, to establish to third parties, such as accountants, banks, mortgagees, shareholders or the like, the financial status of its interest in this Agreement, Owner and A agree to furnish, as promptly as practicable upon written request of the other party a written statement as to the status of any matter pertaining to this Agreement and the rights and obligations created by this Agreement.

Section 9.4 Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The submission of an unexecuted copy of this Agreement shall not constitute an offer to be legally bound by the provisions of the copy submitted; and no party shall be bound by this Agreement until it is executed by all of the parties. This Agreement may be executed in counterparts, and each counterpart constitutes an original document.

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Section 9.5  Governing Law.

         This Agreement shall be governed and construed in accordance with the laws of the State of Connecticut.

         To signify their agreement to the foregoing, the parties hereto have caused this Agreement to be executed by duly authorized representatives.

 [PTK Company]


By:
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 A


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 B


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